                                   Exhibit 2

  Audited Financial Statements of Telecom Corporation of Chicago for the years ended December 31, 1997, 1996 and 1995, including the Independent Auditors'
         Report of Manning Silverman & Company dated October 27, 1998.

TELECOM CORPORATION
OF CHICAGO







Report on Audited Pro-Forma Balance
Sheets, Statements of Income and Retained
Earnings






DECEMBER 31, 1995, 1996 and 1997







                          MANNING SILVERMAN & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 (847) 459-8850

                               TABLE OF CONTENTS



Independent Auditor's Report                                                  1

Balance Sheet                                                                 2

Statement of Income & Expenses and Supporting Schedules                   3 - 7

Statement of Retained Earnings                                                8

Statement of Cash Flows                                                       9

Notes to Financial Statements                                           10 - 13

                   [Manning Silverman & Company Letterhead]




Board of Directors
Telecom Corporation of Chicago
Wauconda, Illinois




We have audited the accompanying pro-forma balance sheets of Telecom Corporation of Chicago as of December 31, 1995, 1996, and 1997, and the related pro-forma statements of income and retained earnings for the years then ended. These pro-forma financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these pro-forma financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have previously reported on the Company's balance sheets as of December 31, 1995, 1996 and 1997, and the related statements of income and retained earnings for the years then ended. Those financial statements included revenues, expenses, assets and liabilities arising from barter transactions (see Note 1). The accounting principles applied in valuing those barter transactions were not in conformity with generally accepted accounting principles and, accordingly, our opinion was qualified as to the effect of those transactions on the financial statements. These pro-forma financial statements report barter transactions in conformity with generally accepted accounting principles.

Also, the Company's balance sheet as of December 31, 1995, 1996 and 1997, and related statements of income and retained earnings for the years then ended includes expenses, assets and liabilities resulting from certain transactions pertaining to the Company and its sole stockholder (see Note 2). These transactions have been eliminated from the pro-forma financial statements.

The cash flows and required disclosures accompanying the previously reported financial statements have not been restated and included with these pro-forma financial statements.

In our opinion, except for the omission of the respective statements of cash flow and required disclosures, the pro-forma financial statements referred to above present fairly, in all material respects, the pro-forma financial position of Telecom Corporation of Chicago as of December 31, 1995, 1996 and 1997, and the pro-forma results of operations for the years then ended, in conformity with generally accepted accounting principles.




/s/ Manning Silverman & Company
----------------------------------
Manning Silverman & Company
Certified Public Accountants

October 27, 1998

                         TELECOM CORPORATION OF CHICAGO
                            PRO-FORMA BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1995


Current Assets                                                    Current Liabilities
     Cash                                    $       88,908            Accounts Payable                          $     945,970
                                              --------------           Accrued Wages                                    25,362
     Accounts Receivable                            509,814            Accrued Sales Tax                                 9,856
          Allowance for Doubtful Accounts           (25,000)           Accrued Interest Payable                          3,476
                                              --------------           Accrued 401K Withholdings                         4,762
                                                                       Accrued Liabilities                             106,044
                                                                       Loans Payable                                   331,405
Accounts Receivable Net                             484,814                                                       -------------
                                              --------------
                                                                  Total Current Liabilities                          1,426,875
                                                                                                                  -------------
     Parts Receivable                               142,000
     Employee Advances                                1,417       Long-Term Liabilities
     Loan Receivable - Other                         24,948            Barter Overdrafts                               973,555
     Inventory                                    1,345,172            Less: Allowance Barter Overdrafts              (486,778)
     Prepaid Corporate Income Tax                    36,615            Loans Payable                                    28,984
     Due from Drive Express                          11,316                                                       -------------
     Due from Expotech                              267,089
          Allowance for Due from Expotech          (178,980)      Total Long-Term Liabilities                          515,761
                                              --------------                                                      -------------

Total Current Assets                              2,223,299       Stockholder's Equity
                                              --------------           Common Stock, no par value (1,000 shares          1,000
                                                                            authorized, 1,000 shares issued
Property & Equipment                                                        and outstanding)
     Equipment                                      169,120
     Furniture & Fixtures                            34,963
     Vehicles                                       118,808            Retained Earnings                               768,975
     Corporate Boat                                       0                                                       -------------
     Less:  Accumulated Depreciation               (175,726)
                                              --------------      Total Stockholder's Equity                           769,975
                                                                                                                  -------------
Total Property & Equipment                          147,165
                                              --------------      Total Liabilities & Stockholder's Equity       $   2,712,611
                                                                                                                  =============
Other Assets
     Note Receivable - Stockholder                  226,233
     Deposit on Building (Barter)                   111,331
     Security Deposits                                4,583
                                              --------------

Total Other Assets                                  342,147
                                              --------------

Total Assets                                 $    2,712,611
                                              ==============




                       See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                         PRO-FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Revenues                                                       $   8,173,166

Cost of Sales                                                      5,505,282
                                                                -------------

Gross Profit                                                       2,667,884

Operating Expenses

     Selling Expenses                           1,586,658
     General & Administrative Expenses            786,803
     Depreciation Expense                          57,301
                                              ------------

Total Operating Expenses                                           2,430,762
                                                                -------------

Operating Income                                                     237,122

Other Income & Expenses
     Fines & Penalties                               (523)
     Interest Income                                   29
     Interest Expense                             (42,479)
                                              ------------

Total Other Income & Expenses                                        (42,973)
                                                                -------------

Income Before Barter Related Expenses                                194,149

Barter Related Expenses
     Barter Interest Expense                       (4,390)
     Barter Transaction Fees                      (69,964)
                                              ------------

Total Barter Related Expenses                                        (74,354)
                                                                -------------

Income Before Taxes                                                  119,795

Corporate Income Taxes                                                (9,193)
                                                                -------------

Net Income                                                     $     110,602
                                                                =============


                       See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                    PRO-FORMA STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995




Retained Earnings, January 1, 1995                            $      859,397

Adjustment for Non-Recurring Expenses                               (252,608)

Prior Period Adjustment                                               51,584

Net Income - For the Year Ended December 31, 1995                    110,602
                                                               --------------

Retained Earnings, December 31, 1995                          $      768,975
                                                               ==============



                       See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                            PRO-FORMA BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1996


Current Assets                                                         Current Liabilities
     Accounts Receivable                           $     551,576            Line of Credit                           $     839,350
          Allowance for Doubtful Accounts                (28,000)           Current Maturities Long-Term Debt                9,785
                                                    -------------           Bank Overdraft                                 122,305
                                                                            Accounts Payable                               672,461
Accounts Receivable Net                                  523,576            Due to Expo-Micro                                7,378
                                                                            Accrued Expenses                                68,896
     Employee Advances                                     3,292            Accrued Income Taxes                             2,294
     Inventory                                         1,527,273                                                      -------------
          Allowance for Inventory Obsolescence           (15,000)
                                                    -------------      Total Current Liabilities                         1,722,469
                                                                                                                      -------------
Total Current Assets                                   2,039,141       Long-Term Liabilities
                                                    -------------           Barter Overdrafts                              362,338
                                                                            Less: Allowance Barter Overdraft              (181,170)
Property & Equipment                                                        Loans Payable                                   27,339
     Equipment                                           169,951            Less: Current Maturities                        (9,785)
     Furniture & Fixtures                                 49,180                                                      -------------
     Vehicles                                            118,808
     Less: Accumulated Depreciation                     (242,339)      Total Long-Term Liabilities                         198,722
                                                    -------------                                                     -------------

Total Property & Equipment                                95,600       Stockholder's Equity
                                                    -------------           Common Stock, no par value (1,000 shares         1,000
                                                                                 authorized, 1,000 shares issued
Other Assets                                                                     and outstanding)
     Note Receivable - Stockholder                       263,329
     Security Deposits                                     4,800            Retained Earnings                              480,679
                                                    -------------                                                     -------------

Total Other Assets                                       268,129       Total Stockholder's Equity                          481,679
                                                    -------------                                                     -------------

Total Assets                                       $   2,402,870       Total Liabilities & Stockholder's Equity      $   2,402,870
                                                    =============                                                     =============




                       See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                         PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996



Revenues                                                    $  7,880,345
Cost of Sales                                                  5,131,870
                                                             ------------
Gross Profit                                                   2,748,475

Operating Expenses
     Selling Expenses                          1,306,160
     General & Administrative Expenses         1,453,179
     Depreciation Expense                         66,613
                                             ------------

Total Operating Expenses                                       2,825,952
                                                             ------------

Operating Income                                                 (77,477)

Other Income & Expenses
     Fines & Penalties                            (1,073)
     Interest Expense                            (45,708)
     Other Income                                 18,910
                                             ------------

Total Other Income & Expenses                                    (27,871)
                                                             ------------

(Loss) Before Barter Related Expenses                           (105,348)

Barter Related Expenses
     Barter Transaction Fees                         874
                                             ------------

Total Barter Related Expenses                                        874
                                                             ------------

(Loss) Before Taxes                                             (104,474)

Corporate Income Taxes                                           (10,403)
                                                             ------------

Net (Loss)                                                  $   (114,877)
                                                             ============



                       See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                    PRO-FORMA STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



Retained Earnings, January 1, 1996                           $       768,975

Adjustments for Non-Recurring Expenses                              (173,419)

Net Loss - For the Year Ended December 31, 1996                     (114,877)
                                                              ---------------

Retained Earnings, December 31, 1996                         $       480,679
                                                              ===============










                       See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                             PRO-FORMA BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1997

Current Assets                                                         Current Liabilities
     Cash                                          $       3,653            Line of Credit                           $   1,029,350
                                                    -------------           Current Maturities Long-Term Debt                9,588
     Accounts Receivable                                 734,480            Accounts Payable                               636,320
          Allowance for Doubtful Accounts                (28,000)           Accrued Expenses                                97,597
                                                    -------------           Accrued Income Taxes                            50,290
                                                                            Accrued Real Estate Taxes                       20,426
Accounts Receivable -- Net                               706,480                                                      -------------
                                                    -------------
                                                                       Total Current Liabilities                         1,843,571
     Employee Advances                                     4,056                                                      -------------
     Inventory                                         1,473,861       Long-Term Liabilities
     Due from Digital Docusource                          14,534            Barter Overdrafts                              150,000
     Prepaid Expenses                                     11,892            Less:  Allowance Barter Overdraft              (75,000)
                                                    ------------            Notes Payable - Officers                       100,026
Total Current Assets                                   2,214,426            Loans Payable                                   16,290
                                                    -------------           Less:  Current Maturities                       (9,588)
                                                                                                                      -------------
Property & Equipment
     Equipment                                           176,742       Total Long-Term Liabilities                         181,728
     Furniture & Fixtures                                 47,333                                                      -------------
     Vehicles                                            120,670
     Less:  Accumulated Depreciation                    (279,801)      Stockholder's Equity
                                                    -------------           Common Stock, no par value (1,000 shares         1,000
                                                                                 authorized, 1,000 shares issued
Total Property & Equipment                                64,944                 and outstanding)
                                                    -------------
Other Assets                                                                Retained Earnings                              257,921
     Security Deposits                                     4,800                                                      -------------
                                                    -------------
                                                                       Total Stockholder's Equity                          258,921
Total Other Assets                                         4,800                                                      -------------
                                                    -------------
                                                                       Total Liabilities & Stockholder's Equity      $   2,284,220
Total Assets                                       $   2,284,220                                                      =============
                                                    =============


                        See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                          PRO-FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

Revenues                                                    $  8,144,146

Cost of Sales                                                  5,055,318
                                                            -------------

Gross Profit                                                   3,088,828

Operating Expenses
     Selling Expenses                         1,389,550
     General & Administrative Expenses        1,609,151
     Depreciation Expense                        51,209
                                             -----------

Total Operating Expenses                                       3,049,910
                                                            -------------

Operating Income                                                  38,918

Other Income (Expenses)
     Interest Expense                           (77,752)
     Other Income                                19,390
     Settlement of Litigation                   (75,000)
                                             -----------

Total Other Income (Expenses)                                   (133,362)
                                                            -------------

(Loss) Before Barter Related Expenses                            (94,444)

Barter Related Expenses
     Barter Interest Expense                         (9)
     Barter Transaction Fees                    (35,614)
                                             -----------

Total Barter Related Expenses                                    (35,623)
                                                            -------------

Net (Loss)                                                      (130,067)
                                                            =============



                        See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                    PRO-FORMA STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1997



Retained Earnings, January 1, 1997 (As previously stated)     $    480,679

Adjustments for Non-Recurring Expenses                             (92,691)

Net (Loss) - For the Year Ended December 31, 1997                 (130,067)
                                                               ------------

Retained Earnings, December 31, 1997                          $    257,921
                                                               ============



                        See Independent Auditor's Report.
    The accompanying notes are an integral part of the financial statements.

                         TELECOM CORPORATION OF CHICAGO
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS


1.       Barter Transactions

         The originally issued balance sheets, statements of income and retained earnings reflected barter transactions through both organized trade associations and direct transactions. These barter transactions were recorded at full face value in accordance with United States income tax laws. This was not in conformity with generally accepted accounting principles.

         These pro-forma financial statements reflect these barter transactions at management's estimates of fair market value.

2.       Transactions Pertaining to the Company Stockholder

         During the years 1995, 1996 and 1997, Telecom Corporation of Chicago was owned by a single stockholder. As a closely held company, transactions were entered into for the benefit of the stockholder and these transactions do not affect the continuing operations of the company. These transactions were included in the originally issued balance sheets, statements of income and retained earnings. These transactions have been eliminated and are not included in these pro-forma financial statements.

         These transactions include expenses related to other companies that were owned by the stockholder, and other transactions that the corporation entered into at the stockholder's request.